Exhibit 99.1

CONSOLIDATED BALANCE SHEETS

YRC Worldwide Inc. and Subsidiaries

(Amounts in thousands except per share data)

	December 31, 2005	December 31, 2004
	(Unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$82,361	$106,489
Accounts receivable, net	1,164,383	778,596
Prepaid expenses and other	230,888	168,356

Total current assets	1,477,632	1,053,441

PROPERTY AND EQUIPMENT:
Cost	3,607,415	2,672,289
Less - accumulated depreciation	1,401,623	1,249,571

Net property and equipment	2,205,792	1,422,718

OTHER ASSETS:
Goodwill	1,234,065	632,141
Intangibles, net	713,677	468,310
Other assets	103,023	50,559

Total assets	$5,734,189	$3,627,169

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$393,934	$307,089
Wages, vacations, and employees’ benefits	522,882	427,731
Other current and accrued liabilities	372,988	210,519
Asset backed securitization (“ABS”) borrowings	374,970	—
Current maturities of contingently convertible notes	—	250,000
Current maturities of long-term debt	—	4,400

Total current liabilities	1,664,774	1,199,739

OTHER LIABILITIES:
Long-term debt, less current portion	1,113,085	403,535
Deferred income taxes, net	387,220	319,839
Claims and other liabilities	632,622	489,865

Total other liabilities	2,132,927	1,213,239

SHAREHOLDERS’ EQUITY:
Common stock, $1 par value per share	60,450	51,303
Preferred stock, $1 par value per share	—	—
Capital surplus	1,172,139	694,504
Retained earnings	838,614	550,484
Accumulated other comprehensive loss	(27,610)	(33,159)
Unamortized equity awards	(17,485)	(10,479)
Treasury stock, at cost (3,158 and 2,066 shares)	(89,620)	(38,462)

Total shareholders’ equity	1,936,488	1,214,191

Total liabilities and shareholders’ equity	$5,734,189	$3,627,169

STATEMENTS OF CONSOLIDATED OPERATIONS

YRC Worldwide Inc. and Subsidiaries

For the Three and Twelve Months Ended December 31

(Amounts in thousands except per share data)

(Unaudited)

	Three Months		Twelve Months
	2005	2004	2005	2004
OPERATING REVENUE	$2,483,100	$1,774,137	$8,741,557	$6,767,485

OPERATING EXPENSES:
Salaries, wages and employees’ benefits	1,389,651	1,064,447	5,111,113	4,172,144
Operating expenses and supplies	435,428	273,118	1,438,426	1,011,864
Purchased transportation	304,605	206,070	991,157	752,788
Depreciation and amortization	69,714	44,722	250,562	171,468
Other operating expenses	132,076	78,287	406,348	302,167
Gains on property disposals, net	(5,042)	(3,957)	(5,388)	(4,547)
Acquisition and executive severance charges	2,952	—	13,029	—

Total operating expenses	2,329,384	1,662,687	8,205,247	6,405,884

OPERATING INCOME	153,716	111,450	536,310	361,601

NONOPERATING (INCOME) EXPENSES:
Interest expense	20,618	9,506	63,371	43,954
Write off of deferred debt issuance costs	—	—	—	18,279
Other	2,164	999	676	1,705

Nonoperating expenses, net	22,782	10,505	64,047	63,938

INCOME BEFORE INCOME TAXES	130,934	100,945	472,263	297,663
INCOME TAX PROVISION	54,087	37,600	184,133	113,336

NET INCOME	$76,847	$63,345	$288,130	$184,327

AVERAGE SHARES OUTSTANDING-BASIC	57,864	48,617	54,358	48,149

AVERAGE SHARES OUTSTANDING-DILUTED	59,376	51,170	56,905	49,174

BASIC EARNINGS PER SHARE	$1.33	$1.30	$5.30	$3.83

DILUTED EARNINGS PER SHARE	$1.30	$1.24	$5.07	$3.75

STATEMENTS OF CONSOLIDATED CASH FLOWS

YRC Worldwide Inc. and Subsidiaries

For the Twelve Months Ended December 31

(Amounts in thousands)

	2005	2004
	(Unaudited)
OPERATING ACTIVITIES:
Net cash from operating activities	$497,677	$435,718

INVESTING ACTIVITIES:
Acquisition of property and equipment	(304,718)	(201,818)
Proceeds from disposal of property and equipment	48,283	37,529
Acquisition of companies, net of cash acquired	(753,892)	(10,463)
Investment in affiliate	(46,043)	—
Other	12,075	4,494

Net cash used in investing activities	(1,044,295)	(170,258)

FINANCING ACTIVITIES:
ABS borrowings, net	374,970	(71,500)
Issuance (repayment) of long-term debt	190,561	(175,044)
Debt issuance costs	(4,245)	(2,938)
Proceeds from exercise of stock options	11,203	15,859
Treasury stock repurchase	(49,999)	—
Other	—	(514)

Net cash provided by (used in) financing activities	522,490	(234,137)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(24,128)	31,323

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	106,489	75,166

CASH AND CASH EQUIVALENTS, END OF PERIOD	$82,361	$106,489

SUPPLEMENTAL FINANCIAL INFORMATION

YRC Worldwide Inc. and Subsidiaries

For the Three Months Ended December 31

(Amounts in thousands except per share data)

(Unaudited)

	Three Months
	2005	2004	%
Operating revenue:
Yellow Transportation	$886,541	$824,491	7.5
Roadway Express	865,072	822,227	5.2
YRC Regional Transportation	584,381	69,470	n/m
Meridian IQ	153,485	59,861	n/m
Corporate and other	(6,379)	(1,912)

Consolidated	2,483,100	1,774,137

Reported operating income (loss):
Yellow Transportation	64,547	55,728	15.8
Roadway Express	62,600	54,840	14.2
YRC Regional Transportation	30,138	8,668	n/m
Meridian IQ	4,245	1,484	n/m
Corporate and other	(7,814)	(9,270)

Consolidated	153,716	111,450

Adjustments to operating income by segment [a] :
Yellow Transportation	(4,275)	(2,329)
Roadway Express	(1,193)	(1,668)
YRC Regional Transportation	3,363	40
Meridian IQ	(26)	—
Corporate and other	41	—

Consolidated	(2,090)	(3,957)

Adjusted operating income (loss) [a]:
Yellow Transportation	60,272	53,399	12.9
Roadway Express	61,407	53,172	15.5
YRC Regional Transportation	33,501	8,708	n/m
Meridian IQ	4,219	1,484	n/m
Corporate and other	(7,773)	(9,270)

Consolidated	$151,626	$107,493

Reported operating ratio:
Yellow Transportation	92.7%	93.2%
Roadway Express	92.8%	93.3%
YRC Regional Transportation	94.8%	87.5%
Consolidated	93.8%	93.7%

Adjusted operating ratio:
Yellow Transportation	93.2%	93.5%
Roadway Express	92.9%	93.5%
YRC Regional Transportation	94.3%	87.5%
Consolidated	93.9%	93.9%

Reconciliation of reported diluted earnings per share (EPS) to adjusted diluted EPS:
Reported diluted EPS	$1.30	$1.24
Gains on property disposals	(0.05)	(0.05)
Acquisition charges	0.03	—
Pre-acquisition foreign currency adjustment [d]	0.02	—
Change in effective tax rate[c]	0.07	—
Contingent convertible dilution impact	—	0.05

Adjusted diluted EPS	$1.37	$1.24

SUPPLEMENTAL FINANCIAL INFORMATION

YRC Worldwide Inc. and Subsidiaries

For the Twelve Months Ended December 31

(Amounts in thousands except per share data)

(Unaudited)

	Twelve Months
	2005	2004	%
Operating revenue:
Yellow Transportation	$3,421,310	$3,180,590	7.6
Roadway Express	3,321,064	3,119,927	6.4
YRC Regional Transportation	1,570,828 [b]	260,572	n/m
Meridian IQ	447,563 [b]	213,199	n/m
Corporate and other	(19,208)	(6,803)

Consolidated	8,741,557	6,767,485

Reported operating income (loss):
Yellow Transportation	255,329	191,546	33.3
Roadway Express	209,122	158,334	32.1
YRC Regional Transportation	85,794 [b]	33,897	n/m
Meridian IQ	15,167 [b]	3,738	n/m
Corporate and other	(29,102)	(25,914)

Consolidated	536,310	361,601

Adjustments to operating income by segment [a] :
Yellow Transportation	(7,108)	(3,113)
Roadway Express	1,159	(1,466)
YRC Regional Transportation	8,838	32
Meridian IQ	(37)	—
Corporate and other	4,789	—

Consolidated	7,641	(4,547)

Adjusted operating income (loss) [a]:
Yellow Transportation	248,221	188,433	31.7
Roadway Express	210,281	156,868	34.0
YRC Regional Transportation	94,632	33,929	n/m
Meridian IQ	15,130	3,738	n/m
Corporate and other	(24,313)	(25,914)

Consolidated	$543,951	$357,054

Reported operating ratio:
Yellow Transportation	92.5%	94.0%
Roadway Express	93.7%	94.9%
YRC Regional Transportation	94.5%	87.0%
Consolidated	93.9%	94.7%

Adjusted operating ratio:
Yellow Transportation	92.7%	94.1%
Roadway Express	93.7%	95.0%
YRC Regional Transportation	94.0%	87.0%
Consolidated	93.8%	94.7%

Reconciliation of reported diluted EPS to adjusted diluted EPS:
Reported diluted EPS	$5.07	$3.75
Gains on property disposals	(0.06)	(0.06)
Acquisition charges	0.10	—
Executive severance	0.04	—
Pre-acquisition foreign currency adjustment [d]	0.02	—
Change in effective tax rate[c]	0.08	—
Contingent convertible dilution impact	—	0.03
Write off debt issuance costs - nonoperating	—	0.24

Adjusted diluted EPS	$5.25	$3.96

[a]	Management excludes these items when evaluating operating income and segment performance to more accurately compare the results of our core operations among periods. This measurement should not be construed as a better measurement than operating income as defined by generally accepted accounting principles. Adjustments presented in the 2005 period herein consist of property gains and losses, acquisition related charges and executive severance charges. Adjustments presented in the 2004 period herein consist of property gains and losses.

[b]	Includes the revenue and operating income of USF operating companies since May 25, 2005, the date of acquisition.

[c]	Management excluded the impact of an increase to its effective tax rate as it primarily related to a change in the accounting treatment of Roadway deferred taxes established at the acquisition date. This is not expected to impact the tax rate in future periods.

[d]	Management excluded the portion of a foreign currency adjustment related to the Roadway financial statements prior to the acquisition. As the company can no longer apply purchase accounting to increase goodwill related to this acquisition, the adjustment was recorded directly to the income statement. This adjustment, recorded in other nonoperating expenses on the Statements of Consolidated Operations, was not related to 2005 performance.